UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          (e) (1) Approval of Plan. At the annual shareholders’ meeting of Foot Locker, Inc. (the “Company”) held on May 19, 2010, shareholders approved the Foot Locker 2007 Stock Incentive Plan, as Amended and Restated (the “Plan”). A summary of the terms and conditions of the Plan may be found on Pages 70 - 77 of the Company’s definitive proxy statement in connection with the 2010 annual meeting of shareholders (the “2010 Proxy Statement”), which was filed with the Securities and Exchange Commission on April 9, 2010. A copy of the Plan is filed as Exhibit 10.1, which, in its entirety, is incorporated herein by reference.

                    (2) Restricted Stock Award. On May 19, 2010, the Compensation and Management Resources Committee of the Board of Directors of the Company approved an award of 100,000 shares of restricted stock under the Plan to Richard A. Johnson, President and Chief Executive Officer of Foot Locker U.S., Lady Foot Locker, Kids Foot Locker and Footaction, such award to be effective on the filing date with the Securities and Exchange Commission of a Registration Statement on Form S-8 for the Plan. The shares will vest three years following the date of grant, provided that Mr. Johnson remains employed by the Company or one of its subsidiaries or affiliates through the vesting date. Mr. Johnson will be entitled to receive and retain all cash dividends that are payable after the date of grant to record holders of the Company’s Common Stock.

Item 5.07	Submission of Matters to a Vote of Security Holders

          The Company held its Annual Meeting of Shareholders on May 19, 2010. There were represented at the meeting, in person or by proxy, 130,948,086 shares of the Company’s Common Stock, par value $0.01 per share, which represented 83.6 percent of the shares outstanding on March 22, 2010, which was the record date for the meeting. For more information on the following proposals, please see the 2010 Proxy Statement, the relevant portions of which are incorporated herein by reference.

          (i) Shareholders elected each of the three nominees to the Board of Directors for a three-year term.

Director	For	Withheld	Broker Non-Votes

Ken C. Hicks	121,764,084	3,043,914	6,140,088
James E. Preston	121,307,069	3,500,929	6,140,088
Dona D. Young	123,580,614	1,227,384	6,140,088

                    Nicholas DiPaolo, Alan D. Feldman, Jarobin Gilbert, Jr., Matthew M. McKenna, David Y. Schwartz and Cheryl Nido Turpin, having previously been elected directors of the Company for terms continuing beyond the 2010 Annual Meeting of Shareholders, continue in office as directors of the Company.

          (ii) Shareholders ratified the appointment of KPMG LLP as the Independent Registered Public Accounting firm for the Company:

For	Against	Abstain

130,284,821	615,517	47,748

          (iii) Shareholders approved the Foot Locker 2007 Stock Incentive Plan, as Amended and Restated:

For	Against	Abstain	Broker Non-Votes

115,379,157	8,815,296	613,545	6,140,088

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

10.1	Foot Locker 2007 Stock Incentive Plan, as Amended and Restated

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: May 25, 2010	By:	/s/ Gary M. Bahler

Senior Vice President, General Counsel and Secretary